SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                          _X_
Filed by a Party other than the Registrant       ___
                  Check the appropriate box:


_X_      Preliminary Proxy Statement       ___     Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
___      Definitive Proxy Statement
___      Definitive additional materials
___      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          AMERICAN GAS INDEX FUND, INC.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):

_X_      No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
_X_  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
_X_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                          AMERICAN GAS INDEX FUND, INC.
                              4922 Fairmont Avenue
                            Bethesda, Maryland 20814
                                 (800) 343-3355
                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held June 1, 2000
                                   ----------



To the Shareholders of the American Gas Index Fund, Inc.:

         Notice is hereby given that an annual meeting of shareholders of the American Gas Index Fund, Inc. (the "Fund") will be held at 9:00 a.m. Eastern Time on June 1, 2000 at the offices of the Fund, 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"), for the purposes listed below. The Meeting will be held:

         I.       To elect the Board of Directors of the Fund;

         II.      To approve a new investment advisory contract;

         III.     To ratify the selection of independent auditors; and

         IV. To transact such other business as may properly come before the Meeting.

         After careful consideration, the Directors of the Fund unanimously approved each of the nominees to the Board of Directors and unanimously approved each of the other proposals and recommend that shareholders vote "FOR" each of the nominees and "FOR" each other proposal.

         The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on March 17, 2000 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of the Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

         Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                            By Order of the Board of Directors





                                            David J. Muchow, Secretary

Bethesda, Maryland
April 10, 2000



YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                          AMERICAN GAS INDEX FUND, INC.
                              4922 Fairmont Avenue
                            Bethesda, Maryland 20814
                                 (800) 343-3355

                                    --------

                                 PROXY STATEMENT

                                    --------

                         Annual Meeting of Shareholders
                             To be held June 1, 2000


         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of the American Gas Index Fund, Inc. (the "Fund") for use at an annual meeting of shareholders of the Fund to be held at 9:00 a.m. Eastern Time on June 1, 2000 at the offices of the Fund, 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying notice.

         It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about April 10, 2000.

         Shareholder Reports. Shareholders can find important information about the Fund in the Fund's annual report dated March 31, 1999 and semi-annual report dated September 30, 1999, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Fund at the above address, or by calling the telephone number above. Copies of such reports will be provided free of charge.

         Introduction. On October 20, 1999, Money Management Associates, L.P. ("MMA"), the Fund's investment adviser, entered into a definitive agreement pursuant to which Friedman, Billings, Ramsey Group, Inc. ("FBR"), and certain of its affiliates, will acquire all of the outstanding ownership interests in MMA, as well as certain other assets. Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the transaction will result in the assignment and automatic termination of the Fund's current investment advisory contract with MMA. The Board of the Fund has met and considered the proposed transaction and its consequences for the Fund and has determined to (1) approve a new investment advisory contract with MMA which would take effect upon consummation of the transaction, (2) recommend that shareholders approve such contract, and (3) take certain other actions necessitated by the transaction, including reconstitution of the Fund's Board. For more information concerning the transaction, see "Proposal II. Approval of New Investment Advisory Contract Description of the Transaction."

                                   PROPOSAL I.
                              ELECTION OF DIRECTORS

         In light of the proposed transaction, the Board has determined to reconstitute the Board so that at least 75% of the Directors are not "interested persons," as defined in the 1940 Act, of the Fund, MMA or FBR.
These persons are commonly referred to as "independent Directors."

         At its meeting held on January 27, 2000, the Board appointed a Nominating Committee consisting of Patrick F. Noonan and Louis T. Donatelli, each of whom is an independent Director, to consider and recommend to the Board nominees for service on the Board. The Nominating Committee consulted with counsel and other independent Directors, as well as representatives of MMA and FBR, and recommended to the Board that the size of the Board be fixed at ten members and that the following persons be nominated for election to the Board ("Nominees"):

                  Richard J. Garvey                    F. David Fowler
                  Bette Clemens                        Patrick F. Noonan
                  Louis T. Donatelli                   David N. Parker
                  Bruce C. Ellis                       Eugene A. Tracy
                  Jeffrey R. Ellis                     Michael A. Willner

Ms. Bette Clemens and Messrs. Richard J. Garvey, Louis T. Donatelli, Patrick F. Noonan, David N. Parker, and Eugene A. Tracy currently serve as Directors of the Fund and are proposed for re-election to the Board.

         On March 17, 2000, the Board met to consider the Nominating Committee's recommendations and the background, experience and credentials of each nominee, as well as any relationships such nominee has or has had with the Fund, MMA and FBR. Based upon such consideration, the Board unanimously agreed to nominate each such person and recommended that the nominations be submitted to shareholders for approval.

         If the Nominees are elected at the Meeting, there will be a total of ten Directors on the Board, eight of whom will be independent Directors.

         The Nominees have indicated their willingness to serve as Directors. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

         The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Directors of the Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors, unless sooner succeeded as provided in the Fund's Articles of Incorporation and Bylaws. It is proposed, and the Board recommends, that shareholders elect the Nominees.

         The following table sets forth certain information concerning each of the Nominees.

-------------------------------------------------------------------------------------------------------------------


                                                                                                 Shares Owned
                                          Position with       Principal Occupations During       Beneficially on
Name, Address and Age                     Fund                Last Five Years                    March 17, 2000
-------------------------------------------------------------------------------------------------------------------
Richard J. Garvey,* 67                      President and     Limited Partner of MMA and Vice          303.03
730 Southwest 67th Place                       Director       President of Rushmore Services,
Portland, OR  97225                                           Inc. until 1998.  Director or
                                                              Trustee of four Rushmore Funds.



-------------------------------------------------------------------------------------------------------------------
Bette Clemens, 76                              Director       President of Consumer Affairs            893.62
315 Market Street                                             Associates, a management
New Cumberland, PA  17070                                     consulting firm providing advice
                                                              on consumer trends since 1978.



-------------------------------------------------------------------------------------------------------------------
Louis T. Donatelli, 63                         Director       President of Donatelli and               128.48
7200 Wisconsin Avenue                                         Klein, Inc., engaged in the
Bethesda, MD  20814                                           acquisition of real estate,
                                                              primarily office buildings and
                                                              multi-family housing projects,
                                                              since 1993.  Director, American
                                                              Gas Index Fund, Inc.

-------------------------------------------------------------------------------------------------------------------
Bruce C. Ellis,** 55                                          A private investor in start-up             N/A
7108 Heathwood Court                                          companies.  Vice President,
Bethesda, MD  20817                                           LottoPhone, Inc., a telephone
                                                              state lottery service, September
                                                              1991-1995.  Director, The Torray
                                                              Fund, since 1994; Director, the
                                                              Sheppard Fund, since 1994.
                                                              Director or Trustee of three
                                                              Rushmore Funds, and Trustee of
                                                              the Cappiello-Rushmore Trust.

-------------------------------------------------------------------------------------------------------------------
Jeffrey R. Ellis,** 55                                        President, Innovative LLC, a               N/A
513 Kerry Lane                                                manufacturing-marketing company
Virginia Beach, VA  23451                                     in Virginia Beach, Virginia
                                                              since January 1999. Executive
                                                              Vice President, Buddy Systems,
                                                              Inc., a manufacturing-marketing
                                                              company in Virginia Beach,
                                                              Virginia from January 1996
                                                              to January 1999. Vice President,
                                                              LottoPhone,  Inc., a telephone
                                                              state lottery   service,
                                                              September 1993-1995.
                                                              Director or Trustee  of  three
                                                              Rushmore Funds, and Trustee of the
                                                              Cappiello-Rushmore Trust.
-------------------------------------------------------------------------------------------------------------------



F. David Fowler, 66                                           Private investor.  Dean, The               N/A
9450 Newbridge Drive                                          George Washington University
Potomac, MD  20854                                            School of Business and Public
                                                              Management, 1992-1997;
                                                              Partner, KPMG Peat
                                                              Marwick from October   1969  to
                                                              June 1992. Trustee,  The  FBR
                                                              Family of Funds.

-------------------------------------------------------------------------------------------------------------------
Patrick F. Noonan, 57                          Director       Chairman and Chief Executive              69.36
11901 Glen Mill Drive                                         Officer of the Conservation Fund
Potomac, MD  20854                                            since 1985.  Vice Chairman,
                                                              American Farmland Trust, and
                                                              Trustee, American  Conservation
                                                              Association since 1985.
                                                              President, Conservation
                                                              Resources, Inc. since 1981.
                                                              Director or Trustee of four
                                                              Rushmore Funds.

-------------------------------------------------------------------------------------------------------------------
David N. Parker,* 60                           Director       President and Chief Executive              N/A
400 North Capital Street, N.W.                                Officer, American Gas
Washington, D.C.  20001                                       Association, since September,
                                                              1997.  President, Aluminum
                                                              Association, 1989-1997.

-------------------------------------------------------------------------------------------------------------------
Eugene A. Tracy, 72                            Director       Retired since 1992.  Chairman of        4,868.10
1424 Sequoia Trail                                            the Executive Committee, Peoples
Glenview, IL  60325                                           Energy Corporation, until 1992.
                                                              Since 1982, Director  of AEGIS
                                                              Insurance Services, Inc., an
                                                              electric and gas industry mutual
                                                              insurance company. Until  March 1999,
                                                              Director of LaSalle   National
                                                              Corporation, a holding company.
-------------------------------------------------------------------------------------------------------------------
Michael A. Willner, 43                                        President, Catalyst Advisers,              N/A
11521 Potomac Road                                            Inc., a news organization, from
Lorton, VA  22079                                             September 1996 to Present;
                                                              President, Federal Filings,  Inc.,  a
                                                              news organization, from  July 1994 to
                                                              July 1995. Trustee,  The  FBR
                                                              Family of Funds.
-------------------------------------------------------------------------------------------------------------------

* Mr. Garvey is an "interested person" of the Fund (as that term is defined in the 1940 Act) because of his current or former affiliations with MMA and Mr. Parker may be deemed to be an "interested person" of the Fund by virtue of his affiliation with American Gas Association, which provides certain services to the Fund.

         The following table sets forth certain information concerning the current Directors who are not standing for re-election.

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares Owned
                                            Position with     Principal Occupations During       Beneficially on
Name, Address and Age                        Fund             Last Five Years                    March 17, 2000
-------------------------------------------------------------------------------------------------------------------
Daniel L. O'Connor,* 58                       Chairman,       General Partner of MMA,                 2,424.24
100 Lakeshore Drive                        Treasurer, and     registered investment adviser of
Suite 1555                                    Director        four registered investment
North Palm Beach, FL  33408                                   companies (the
                                                              "Rushmore Funds"), since 1975.
                                                              Director, Rushmore Trust and
                                                              Savings, FSB, the Fund's
                                                              transfer agent and custodian.
                                                              Director or Trustee of four
                                                              Rushmore Funds.  Trustee of the
                                                              Cappiello-Rushmore Trust.

-------------------------------------------------------------------------------------------------------------------
Philip Borish,* 71                            Director        Employee of Rushmore Services,             N/A
4922 Fairmont Avenue                                          Inc., a subsidiary of MMA, since
Bethesda, MD  20814                                           1991.

-------------------------------------------------------------------------------------------------------------------
George H. Lawrence, 74                        Director        Retired.  Of Counsel to Akin,            106.47
8707 Eaglebrook Court                                         Gump, Strauss, Hauer & Feld,
Alexandria, VA  22308                                         1991-1998.  Retired President of
                                                              American Gas Association.

-------------------------------------------------------------------------------------------------------------------
Carl Levin, 87                                Director        Semi-Retired.  Public Affairs            236.47
5450 Whitley Park Terrace #809                                Consultant since 1986.
Bethesda, MD  20814                                           Executive Director for the U.S.
                                                              Council on Coconut Research
                                                              until 1992.  Senior Vice
                                                              President, Bursen - Marstellen,
                                                              until 1986.

-------------------------------------------------------------------------------------------------------------------

* Mr. O'Connor is an "interested person" of the Fund (as that term is defined in the 1940 Act) because of his affiliation with MMA and his officer position with the Fund. Mr. Borish may be deemed to be an "interested person" of the Fund because of his affiliation with Rushmore Services, Inc.

         During the fiscal year ended March 31, 2000, there were four meetings of the Board. No Director attended fewer than 75% of the meetings of the Board and committees thereof during such fiscal year.

         As of March 17, 2000, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate.

         Board of Directors - Committees. In addition to the Nominating Committee, the Fund has a standing Audit Committee that currently consists of Messrs. Donatelli, Tracy, and Levin, each of whom is an independent Director. The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits a recommendation to the Board as to the selection of independent auditors, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. During the fiscal year ended March 31, 2000, the Audit Committee met one time. Each member of the Audit Committee attended all meetings held during the period in which he was a member of the Audit Committee. There were no meetings of any other committee during such fiscal year.

         Remuneration of Directors. The following table sets forth the compensation received by the Directors for their services to the Fund during the fiscal year ended March 31, 2000. In addition to the fees listed below, the Directors are also reimbursed for all reasonable expenses incurred during the execution of their duties.

-------------------------------------------------------------------------------------- ------------------------
                                                                                          Total Compensation From
                                Aggregate           Pension or        Estimated Annual     the Fund Complex* Paid
      Name of Person           Compensation         Retirement          Benefits Upon         to the Director
       and Position                Paid          Benefits Accrued        Retirement
---------------------------------------------------------------------------------------------------------------
Philip Borish                       $0                  $0                   $0                      $0

---------------------------------------------------------------------------------------------------------------
Bette Clemens                     $1,000                $0                   $0                    $1,000

---------------------------------------------------------------------------------------------------------------
Louis T. Donatelli                $1,000                $0                   $0                    $1,000

---------------------------------------------------------------------------------------------------------------
Richard J. Garvey                   $0                  $0                   $0                      $0

---------------------------------------------------------------------------------------------------------------
George H. Lawrence                $1,000                $0                   $0                    $1,000

---------------------------------------------------------------------------------------------------------------
Carl Levin                        $1,000                $0                   $0                    $1,000

---------------------------------------------------------------------------------------------------------------
Patrick F. Noonan                 $1,000                $0                   $0                   $10,000

---------------------------------------------------------------------------------------------------------------
Daniel L. O'Connor                  $0                  $0                   $0                      $0

---------------------------------------------------------------------------------------------------------------
David N. Parker                     $0                  $0                   $0                      $0

---------------------------------------------------------------------------------------------------------------
Eugene A. Tracy                   $1,000                $0                   $0                    $1,000

---------------------------------------------------------------------------------------------------------------

   * The "Fund Complex" includes the Fund, Fund for Government Investors, The Rushmore Fund, Inc., and the Fund for Tax-Free Investors, Inc.

         Material Interest of Director. Daniel O'Connor has a direct material interest in the transaction described below in Proposal II, pursuant to which Mr. O'Connor, as the sole general partner of MMA, the investment adviser of the Fund, and a shareholder of Rushmore Trust and Savings, FSB ("RTS"), will receive compensation for consulting services and other benefits. For a complete discussion of the transaction, see Proposal II.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL II.
                          APPROVAL OF A NEW INVESTMENT
                                ADVISORY CONTRACT

         Introduction. MMA, a District of Columbia limited partnership located at 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the organization of the Fund in 1989. MMA currently serves as investment adviser to the Fund pursuant to an investment advisory contract dated February 13, 1989 (the "Current Advisory Contract"). RTS, a federal savings bank, serves as the administrator, transfer agent, fund accountant, and custodian to the Fund, and provides shareholder services. MMA is the majority shareholder of RTS, whose address is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

         As noted above, MMA will undergo a "change in control" as a result of the consummation of the transaction described below, which, under applicable law, will terminate the Current Advisory Contract. It is proposed that MMA continue to serve as investment adviser to the Fund following completion of the transaction. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of the Fund are being asked in Proposal II to approve a new investment advisory contract between the Fund and MMA which is substantially comparable to the Current Advisory Contract (the "New Advisory Contract"). The Board recommends that shareholders approve the New Advisory Contract, a form of which is attached as Appendix A.

         Description of the Transaction. On October 20, 1999, MMA, RTS, Daniel O'Connor, the limited partners of MMA, Money Management Associates, Inc. ("MMA Buyer"), and Money Management Associates (LP), Inc. ("LP Buyer" and, together with MMA Buyer, the "Buyers"), and FBR entered into a Purchase and Sale Agreement (the "Agreement") pursuant to which the Buyers will acquire ownership of MMA and RTS (the "Transaction").

         The Agreement provides for the purchase by MMA Buyer of all of the outstanding general partnership interests in MMA from Mr. O'Connor, the sole general partner of MMA, and the purchase by LP Buyer of all of the outstanding limited partnership interests in MMA from the current limited partners of MMA. MMA currently owns 72.4% of the outstanding capital stock of RTS, and Daniel O'Connor owns 27.6% of the outstanding capital stock of RTS. The Agreement further provides that Mr. O'Connor will sell to MMA Buyer all of the RTS stock owned by him. As a result of the Transaction, the Buyers will control MMA, having acquired all of the outstanding general partnership and limited partnership interests in MMA for a total consideration of $17.5 million, minus the book value of the outstanding shares of RTS stock not owned by MMA, and an installment note unconditionally guaranteed by FBR in the amount of $9.7 million dollars. MMA Buyer also will purchase the shares of RTS stock owned by Daniel O'Connor, and other shareholders, as part of the Transaction.

         The purchase price of the RTS stock owned by Daniel O'Connor is expected to be approximately $1,261,000, based on the October 20, 1999 book value of all shares not owned by MMA, subject to adjustment to reflect any changes occurring in the ordinary course of business prior to the closing of the Transaction. Further, Daniel O'Connor will receive approximately $11,038,000 for the sale of his partnership interests in MMA. By virtue of these payments, Daniel O'Connor may be considered to have a material interest in the approval of the New Advisory Contract.

         FBR and the Buyers are seeking federal approval to acquire Rushmore National Bank, Bethesda, Maryland ("RNB"). RNB will be the successor institution to RTS, which will convert from a federal savings bank to a national banking association immediately prior to the proposed acquisition pursuant to a conversion application that will be filed with the Office of the Comptroller of the Currency. Upon conversion, RNB will engage in the same activities as RTS, but will no longer be subject to various legal restraints imposed upon federal savings banks, such as holding at least 65% of the institution's assets in mortgage-related investments. Moreover, FBR anticipates that RNB's activities will be augmented by offering personal trust services. Thus, those services that RTS currently provides to the Fund will be able to be provided by RNB.

         The closing date for the Transaction has not yet been determined, and there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions including, among others, (i) the receipt of certain regulatory approvals, (ii) approval of the New Advisory Contract by Shareholders of the Fund, and (iii) assets under management and net management fees (excluding market-based changes) for all accounts managed by MMA as of two days prior to closing must be at least 80% of the corresponding amounts during the second half of 1999. Accordingly, if the New Advisory Contract is not approved by shareholders, the Transaction will not be consummated unless this condition is waived. If the Transaction is not completed for any reason, the Current Advisory Contract will remain in effect.

         Post-Transaction Structure and Operations. Upon completion of the Transaction, MMA will be controlled by the Buyers, each of which is a Delaware corporation whose principal business address is Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209. Each Buyer is a wholly owned subsidiary of FBR, a Virginia corporation whose address is Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209. FBR is a public company that is a holding company for a number of subsidiaries engaged in the business of investment banking and asset management. Subsidiaries of FBR manage approximately $800 million for numerous clients, including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations.

         Subsidiaries of FBR include Friedman, Billings, Ramsey & Co., Inc. and FBR Investment Services, Inc., separately registered broker-dealers (the "Affiliated Brokers"). Once the Transaction is completed, absent an SEC exemption or other relief, the Fund generally would be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. FBR and MMA do not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect MMA's ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

         Anticipated Impact of the Transaction on Management of the Fund. Except as described below, the Transaction should have no immediate impact on the management of the Fund or MMA's capacity to provide the type, quality, or quantity of services that it currently provides, and the Fund should continue to receive high quality services after the Transaction. Information about the current management of the Fund is presented in Appendix B. To help ensure continuity in the operations of MMA, Daniel O'Connor and others have contractually agreed to provide consulting and other services to MMA for significant periods following the Transaction.

         Historically, the Fund has been managed by a portfolio management team under which no individual is primarily responsible for making investment decisions on behalf of the Fund. Following the Transaction, it is anticipated that Winsor Aylesworth will join such portfolio management team for a transition period and eventually will have primary portfolio management responsibility for the Fund. Mr. Aylesworth currently is a Portfolio Manager at FBR Fund Advisers, Inc., an asset management subsidiary of FBR, and serves as the portfolio manager of the FBR Realty Growth Fund, a series of The FBR Family of Funds, a registered investment company. Prior to joining FBR Fund Advisers, Inc. in 1998, Mr. Aylesworth served as an officer of GrandView Advisers, Inc. and managed the predecessor of the FBR Realty Growth Fund in such capacity. Prior to organizing GrandView Advisers, Inc. in 1994, Mr. Aylesworth was an officer of Bank of Boston Corporation, where his responsibilities included real estate and loan portfolio management.

         Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to an investment company or any affiliated person thereof may receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" (as defined in the 1940 Act) must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The Board has been advised by FBR and MMA that they are not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). The Board of the Fund has determined to reconstitute the Board, subject to shareholder approval, to comply with this requirement and MMA and MMA Buyer have agreed to use commercially reasonable best efforts to ensure compliance with Section 15(f) for the applicable periods following completion of the Transaction.

         The Contracts. The Current Advisory Contract. MMA has served as investment adviser to the Fund since the Fund's commencement of investment operations. The Current Advisory Contract was last submitted for approval by shareholders of the Fund at a meeting held on September 28, 1989, for the purpose of implementing the Fund's current investment advisory arrangements.

         Under the terms of the Current Advisory Contract, MMA is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. MMA also furnishes to the Board, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the Fund.

         MMA is obligated to manage the Fund in accordance with applicable policies. The investment advisory services of MMA to the Fund are not exclusive under the terms of the Current Advisory Contract. MMA is free to, and does, render investment advisory services to others. Information about MMA's other investment company clients is presented in Appendix C.

         Consistent with the requirements of the 1940 Act, the Current Advisory Contract provides that MMA generally is not liable to the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of MMA's duties or by reason of its reckless disregard of its obligations under the Current Advisory Contract.

         The Current Advisory Contract may be terminated by the Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or upon 60 days' notice by MMA. As noted above, the Current Advisory Contract terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

         For its services, MMA receives an investment advisory fee at an annual rate based on 0.40% of the net assets of the Fund. For the fiscal year ended March 31, 2000, the Fund paid $[ ] in advisory fees to MMA.

         The New Advisory Contract. The New Advisory Contract is substantially identical to the Current Advisory Contract, except for the absence of a provision in the Current Advisory Contract whereby MMA undertakes to reimburse expenses of the Fund, exclusive of taxes, brokerage, interest and extraordinary legal expenses, if the Fund's aggregate expenses in any fiscal year exceed 1.25% of the average market value of the Fund's net assets. However, this expense reimbursement obligation will be set forth in a separate agreement between MMA and the Fund, which shall continue until the first anniversary of the New Advisory Contract, and shall thereafter automatically continue for one-year periods unless terminated in accordance with its terms. During the fiscal year ended March 31, 2000, MMA did not reimburse any Fund expenses in accordance with the Current Advisory Contract.

         As noted previously, MMA does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Fund or have any adverse effect on MMA's ability to fulfill its obligations to the Fund. No change is anticipated in the investment philosophies and practices currently followed by the Fund. There will be no change in advisory fees.

         At the March 17, 2000 meeting of the Board, the New Advisory Contract was approved unanimously by the Board, including all of the Directors who are not parties to the New Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party (other than as Directors of the Fund). The New Advisory Contract, as approved by the Board, is submitted for approval by the shareholders of the Fund.

         If the New Advisory Contract is approved by shareholders, it will take effect immediately upon the closing of the Transaction. The New Advisory Contract will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually with respect to the contract (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Directors who are not parties to the New Advisory Contract or interested persons of any such party (other than as Directors of the Fund).

         Payments to RTS/RNB. RTS provides administrative services to the Fund, as well as transfer agency, shareholder servicing, custodial and fund accounting services, for which it receives compensation from the Fund at an annual rate of 0.35% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2000, the Fund paid RTS $[ ] in fees for such services. RNB, the successor to RTS, will continue to provide these services after the Transaction.

         Evaluation by the Board of Directors. The Board, advised by counsel, has determined that in approving the New Advisory Contract on behalf of the Fund, the Fund can best assure itself that the services currently provided to the Fund by MMA will continue without interruption after the Transaction. The Board believes that, like the Current Advisory Contract, the New Advisory Contract will enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

         In determining whether or not it was appropriate to approve the New Advisory Contract and to recommend approval to shareholders, the Board, including the Directors who are not parties to the New Advisory Contract or interested persons of such parties, considered various materials and representations provided by MMA and FBR (including information concerning compensation and consulting arrangements to be implemented in connection with the Transaction), information provided by representatives of the Buyers, and was advised by legal counsel with respect to these matters.

         The Directors also considered the following information, among other things: (1) Daniel O'Connor and others have agreed to provide consulting and other services to MMA for significant periods following the Transaction, thus helping to ensure continuity of management; (2) that the compensation to be received by MMA under the New Advisory Contract is the same as the compensation paid under the Current Advisory Contract; (3) the fairness of the compensation payable to MMA under the Current Advisory Contract; (4) the commonality of the terms and provisions of the New Advisory Contract with the terms of the Current Advisory Contract; (5) representations made by FBR concerning the potential impact of affiliated brokerage relationships on MMA's ability to provide services to the Fund, and on the Fund's ability to engage in portfolio transactions; and (6) the financial condition of FBR and the expertise of its personnel and the personnel of its affiliates, particularly those who will be involved in the management of the Fund.

         Based upon its review, the Board determined that, by approving the New Advisory Contract, the Fund can best be assured that services from MMA will be provided without interruption. The Board also determined that the New Advisory Contract is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Advisory Contract and voted to recommend its approval by shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT AS PROVIDED UNDER PROPOSAL II. UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL III.
                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board, including a majority of the independent Directors, has selected the firm of Deloitte & Touche LLP, to serve as the Fund's independent auditors and to examine the financial statements for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Representatives of Deloitte & Touche LLP, if requested by any shareholder, will be present at the Meeting, will be available to respond to appropriate questions from shareholders, and will have the opportunity to make a statement if they so desire.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

         The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               VOTING INFORMATION

         Proxy Solicitation. The costs of the Meeting, including the solicitation of proxies, will be paid by FBR. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Fund. The Fund will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

         Shareholder Voting. Shareholders of record at the close of business on March 17, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

         As of the Record Date, 11,535,140.68 shares of the Fund, representing the corresponding number of votes, were outstanding. The persons owning of record or beneficially 5% or more of the Fund as of the Record Date are set forth in Appendix D.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

         Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the Meeting without instructions from the beneficial owners of the Fund's shares.

         In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

         Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814 or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

         Electronic Voting. Shareholders may give voting instructions via the Internet (www.proxyvote.com) or by touchtone telephone (1-800-690-6903) by following the instructions enclosed with the proxy card.

         Voting by Mail. In addition to voting in person at the Meeting, via the Internet, or by touchtone telephone, shareholders also may sign and mail the proxy card received with the proxy statement.

         Required Vote. Approval of Proposals I and III requires the vote of shareholders owning of record a plurality of the shares of the Fund voting at the Meeting, if a quorum is present. Approval of Proposal II requires the vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, which means that the vote of 67% or more of the voting securities that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on Proposal II, and will have no effect on Proposals I and III.

         Shareholder Proposals. The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

         Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.


                                              By Order of the Board of Directors





                                              David J. Muchow, Secretary

Bethesda, Maryland
April 10, 2000

                                   APPENDIX A



                          INVESTMENT ADVISORY CONTRACT

                                     Between

                          AMERICAN GAS INDEX FUND, INC.

                                       And

                        MONEY MANAGEMENT ASSOCIATES, L.P.


         This  Contract  (the  "Contract"),   dated  as  of  the  _____  day  of
__________, 2000, is entered into by and between American Gas Index Fund, Inc. (hereinafter referred to as the "Fund") and Money Management Associates, L.
P. (hereinafter referred to as the "Manager").

               a.       WITNESSETH

         THAT in consideration of the mutual covenants hereinafter contained, it is agreed as follows:

         1. The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund and to administer the affairs of the Fund, subject to the control of the officers and Board of Directors of the Fund, for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth, for the compensation herein provided.

         2. The Manager assumes and shall pay or reimburse the Fund for: (a) all expenses in connection with the management of the investment and reinvestment of the assets of the Fund, except that the Fund assumes and shall pay all broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (b) the compensation (if any) of those directors and officers of the Fund who also serve as directors, officers or employees of the Manager; and (c) all expenses not hereinafter specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the administration of the affairs of the Fund.

         The Fund assumes and shall pay or reimburse the Manager for the Fund's taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with : (a) determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (b) auditing its financial statements; (c) providing stock certificates representing shares of the Fund and the services rendered in the registration or transfer of such shares, in the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (d) stockholders' and directors' meetings, and preparation, printing and distribution of all reports and proxy materials; (e) printing the Fund's prospectus on at least an annual basis, and distributing it to its then-existing shareholders; (f) legal services rendered to the Fund; (g) retaining and compensating those directors, officers and employees of the Fund who do not also serve as directors, officers of employees of the Manager; (h) maintaining appropriate insurance coverage for the Fund and its directors and officers; (i) its membership in trade associations; and (j) federal and state filing and registration fees.

         3. In connection with the management of the investment and reinvestment of the assets of the Fund, the Manager is authorized on behalf of the Fund, to place orders for the execution of the Fund's portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Fund's registration statements under the Securities Act of 1933 and the Investment Company Act of 1940, as such registration statements may be amended from time to time, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

         4. As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Fund shall pay the Manager an annual fee of four-tenths (0.40%) of one percent of the average daily net asset value of the Fund. The fee will be paid monthly.

         In the event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

         5. Subject to and in accordance with the governing instruments of the Fund and of the Manager respectively, directors, officers, agents and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as partners or otherwise; partners and agents of the Manager are or may be interested in the Fund as directors, officers, agents, shareholders or otherwise; the Manager (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940.

         The Manager shall notify the Fund of any change in partners of Money Management Associates, L.P. within ten days after such change.

         6. This Contract shall continue in effect until two years from the date hereof, and thereafter only so long as such continuance is approved at least annually by a vote of a majority of the Fund's Board of Directors, including the votes of a majority of the directors who are not parties to such contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Provided, however, that (a) this Contract may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days prior written notice to the Manager, (b) this Contract shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Contract may be terminated by the Manager on sixty days prior written notice to the Fund. Any notice under this contract shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

         As used in this Section 6, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

         7. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         8. No provision of this Contract shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reasons of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Contract. Nor shall any provision hereof be deemed to protect any director or officer of the Fund against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed on the day and year first above written.

                                             AMERICAN GAS INDEX FUND, INC.

WITNESS:


______________________________               By:______________________________

                                             MONEY MANAGEMENT ASSOCIATES, L.P.

WITNESS:


______________________________               By:______________________________

                                   APPENDIX B



Officers of the Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                Principal Occupations During Last
Name, Address, and Age                               Position with Fund         Five Years
--------------------------------------------------------------------------------------------------------------------
Richard J. Garvey, 67                          Chairman, President, Treasurer   Limited Partner of MMA and Vice
730 Southwest 67th Place                                and Director            President of Rushmore Services,
Portland, OR  97225                                                             Inc. until 1998.  Director or
                                                                                Trustee of four Rushmore Fund
                                                                                Boards.

--------------------------------------------------------------------------------------------------------------------
David J. Muchow, 53                             Vice President and Secretary    Attorney and Counselor at Law and
4449 North 38th Street                                                          Energy Consultant since 1998.
Arlington, VA  22207                                                            Special Counsel, American Gas
                                                                                Association since 1998.  Formerly
                                                                                General Counsel and Corporate
                                                                                Secretary, American Gas
                                                                                Association, 1976-1998.

--------------------------------------------------------------------------------------------------------------------
Edward J. Karpowicz, CPA, 37                             Controller             Vice President of RTS since 1997.
4922 Fairmont Avenue                                                            Controller of the Rushmore Funds
Bethesda, MD  20814                                                             and the Cappiello-Rushmore Trust.
                                                                                Treasurer, Bankers Finance
                                                                                Investment Management Corp.,
                                                                                August 1993 to June 1997.

--------------------------------------------- ----------------------------------------------------------------------
Stephenie E. Adams, 30                               Assistant Secretary        Secretary of three Rushmore Funds
4922 Fairmont Avenue                                                            and the Cappiello-Rushmore Trust.
Bethesda, MD  20814                                                             Assistant Secretary of one
                                                                                Rushmore Fund.  Manager, Fund
                                                                                Administration and Compliance,
                                                                                RTS, from October 1999 to
                                                                                Present.  Manager, Fund
                                                                                Administration and Marketing,
                                                                                Rushmore Services, Inc., from July
                                                                                1994 to October 1999.

-------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C



Other Investment Company Clients

         MMA also serves as investment adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets as of December 31, 1999.

------------------------------------------------------------------------------------------------------------------------
Name of Fund                                  Advisory Fee Rate                     Approximate Assets
------------------------------------------------------------------------------------------------------------------------
Fund for Government Investors                 .50% of the first $500 million of      $492,627,189
                                              net assets, .45% of the next $250
                                              million of net assets, .40% of the
                                              next $250 million of net assets,
                                              and .35% of `the net assets over $1
                                              billion.

------------------------------------------------------------------------------------------------------------------------
Fund for Tax-Free Investors, Inc.             .50% of the net assets of the          $17,474,551
                                              Rushmore Tax-Free Money Market
                                              Portfolio


                                              .625% of the net assets of the         $42,132,485
                                              Rushmore Maryland Tax-Free Portfolio


                                             .625% of the net assets of the
                                              Rushmore Virginia Tax-Free Portfolio   $28,925,654

------------------------------------------------------------------------------------------------------------------------
The Rushmore Fund, Inc.                       .50% of the average daily net          $11,105,541
                                              assets.
------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX D



         As of the Record Date, the following person owned of record 5% or more of the shares:

--------------------------------------------------------------------------------
 Controlling Party or Principal Holder
       of Securities and Address
                                               Shares Owned             % Owned
--------------------------------------------------------------------------------
Charles Schwab & Co, Inc.                       1,498,667.55             13.00%
101 California Street
San Francisco, CA 94101

--------------------------------------------------------------------------------
Northern Trust Co.                                610,116.55               5.3%
[Address to be provided]
--------------------------------------------------------------------------------

         To vote by telephone:

         1) Read the Proxy Statement and have the Proxy card below at hand.
         2) Call 1-800-690-6903.
         3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Internet:

         1) Read the Proxy Statement and have the Proxy card below at hand.
         2) Go to Website www.proxyvote.com.
         3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

--------------------------------------------------------------------------------

                                      PROXY

                          AMERICAN GAS INDEX FUND, INC.


                         ANNUAL MEETING OF SHAREHOLDERS

                                  June 1, 2000


         The undersigned hereby appoints Stephenie E. Adams and Edward J. Karpowicz and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Fund held by the undersigned at the annual meeting of shareholders to be held at 9:00 a.m. Eastern Time on June 1, 2000 at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND. The Board of Directors recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

         I.       To elect the Board of Directors of the Fund.

                            Richard J. Garvey           F. David Fowler
                            Bette Clemens               Patrick F. Noonan
                            Louis T. Donatelli          David N. Parker
                            Bruce C. Ellis              Eugene A. Tracy
                            Jeffrey R. Ellis            Michael A. Willner


                  [  ]     FOR ALL  [  ]    AGAINST ALL       [  ]     WITHHOLD AUTHORITY

                  [  ]     FOR ALL EXCEPT ______________________________

                  (Only use to withhold authority to vote on individual Nominees)

         II.      To approve a new investment advisory contract.

                  [  ]     FOR              [  ]     AGAINST           [  ]     ABSTAIN

        III.      To ratify the selection of independent auditors.

                  [  ]     FOR              [  ]     AGAINST           [  ]     ABSTAIN

         IV.      To transact such other business as may properly come before the Meeting.






         This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

         Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

                                                     Dated _________________________, 2000

                                                     -------------------------------------
                                                     Name of Shareholder(s) -- Please print or type

                                                     -------------------------------------
                                                     Signature(s) of Shareholder(s)

                                                     -------------------------------------
                                                     Signature(s) of Shareholder(s)


         This proxy must be signed by the beneficial owner of the Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.